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                                                                   Exhibit 10.2

             List of Omitted Schedules/Exhibits to Merger Agreement
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2.3       Ownership of Salex Common Stock
2.2(b)    Capitalization of Salex Subsidiaries
2.6       Non-Contravention
2.9       Properties Owned, Leased
2.11      Absence of Changes
2.12      Litigation
2.14      Intellectual Property
2.16      Insurance
2.17      Bank Account(s), Power(s) of Attorney
2.18      Employment Arrangements
2.19      ERISA
2.20      Certain Business Matters
2.21      Certain Contract
2.23      Business Practices
2.24      Approvals/Consents
3.1       Organization, Standing and Power
3.2       Interests in Other Entities
3.4       Pro Forma Capitalization
3.6       Non-Contravention
3.7       Absence of Litigation
3.8       Employee Benefit Plans
3.11      Properties
3.14      Intangibles/Inventions
3.16      Insurance
3.17      Banks and Powers of Attorney
3.18      Employment Arrangements
3.19      Certain Business Matters
3.20      Certain Contracts
3.21      Approvals/Consents